UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2018

LEGG MASON

EMERGING MARKETS DIVERSIFIED CORE ETF

EDBI

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of publicly traded equity securities in emerging markets.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Emerging Markets Diversified Core ETF for the twelve-month reporting period ended October 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

II	Legg Mason Emerging Markets Diversified Core ETF

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended October 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s second reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on October 31, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. October 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In October 2018, 22.5% of Americans looking for a job had been out of work for more than six months, versus 23.8% when the period began.

Turning to the global economy, in its October 2018 World Economic Outlook, the International Monetary Fund (“IMF”)ii said, “Global growth for 2018-19 is projected to remain steady at its 2017 level, but its pace is less vigorous than projected in April [2018] and it has become less balanced. Downside risks to global growth have risen in the past six months and the potential for upside surprises has receded.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.0%, versus 2.4% in 2017. Japan’s economy is expected to expand 1.1% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will be 4.7% in 2018, the same as in 2017.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)iii kept the federal funds rateiv on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60

Legg Mason Emerging Markets Diversified Core ETF	III

Investment commentary (cont’d)

billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Legg Mason Emerging Markets Diversified Core ETF

Fund overview

Q. What is the Fund’s investment strategy?

A. Legg Mason Emerging Markets Diversified Core ETF (the “Fund”) seeks to track the investment results of the QS DBI Emerging Markets Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equity securities in emerging markets and is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS Investors”), the Fund’s subadviser. The Underlying Index is composed of emerging markets equity securities that are included in the MSCI Emerging Markets Indexi.

The proprietary rules-based process initially groups this universe of securities into multiple investment categories based on geography and sector. Within each of these investment categories, securities are weighted by market capitalization. The process then combines those investment categories with more highly correlated historical performance into a smaller number of “clusters.” A cluster is a group of investment categories based on geography and sector that have demonstrated a tendency to behave similarly (high correlation). Thereafter, each of these clusters is weighted in the Underlying Index to produce a highly diversified portfolio. QS Investors anticipates that the number of component securities in the Underlying Index will range from 700 to 800. The Underlying Index may include large, medium and small capitalization companies. The components of the Underlying Index, and the degree to which these components represent certain countries and sectors, may change over time.

The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Underlying Index is reconstituted on a different date from the MSCI Emerging Markets Index. Securities that are removed from, or added to, the MSCI Emerging Markets Index are removed from, or considered for inclusion in, the Underlying Index at the next annual reconstitution or quarterly rebalancing of the Underlying Index. The Fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The Fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The term “diversified” highlights the purpose of QS Investors’ Diversification Based Investing methodology, which seeks to avoid concentration risks often identified with market cap-weighted funds. The term “core” high- lights the segment of the investment universe where the Fund invests — as opposed to introducing value or size biases or investing in niche segments of the market.

The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. Securities that compose the Underlying Index include depository receipts representing securities in the Underlying Index. The equity securities that the Fund will hold are principally common stocks. The Fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; exchange-traded notes; depository receipts; and in

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	1

Fund overview (cont’d)

securities and other instruments not included in its Underlying Index but which QS Investors believes will help the Fund track its Underlying Index. The Fund may invest in exchange-traded equity index futures and currency derivatives to gain exposure to local markets and may also use currency derivatives for cash management purposes.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Emerging markets, as measured by the MSCI Emerging Markets Index, outperformed its developed markets counterparts, as measured by the MSCI World Indexii, at the start of the twelve-month reporting period ended October 31, 2018. In fact, emerging markets outperformed global markets overall for all four quarters of 2017, benefiting from a weak U.S. dollar, increasing global trade and synchronized global economic expansion. Like the developed world, corporate earnings in these markets continued to grow through calendar year 2017. South Africa was the chief outperformer in the MSCI Emerging Markets Index in the final quarter of 2017, largely due to an appreciation of its currency, and its stock market hit a new high in November 2017. China also ended 2017 on a high note, with stronger growth despite the government’s tightening monetary policy and attempts to slow down the real estate market.

Emerging markets outperformance continued into 2018 until a correctional sell-off from late January through February 2018, falling over 10% sparked by investor fears that the U.S. Federal Reserve Board (the “Fed”)iii would accelerate their rate tightening schedule amid positive economic data. The MSCI Emerging Markets Index rebounded strongly from the correction through mid-March, rallying over 7% driven by the concentrated, growth/momentum technology rally which characterized 2017. Beginning in mid-March 2018, emerging markets broadly began to realize headwinds including a significant strengthening of the U.S. dollar against several major emerging market currencies, heightening treasury yields and implementation of several major tariffs. China, Brazil and Taiwan continued to generate positive returns during this volatile time period, while markets most sensitive to tightening global liquidity and rising oil prices had their largest sell-off.

Emerging markets had a negative return for the third calendar quarter of 2018. Turkish equities were down over 20%, driven by a significant drop in the Turkish lira; the equity market, as measured in local currency actually rose in September 2018. Turkey has been facing multiple political and economic headwinds, including its large current account deficit, growing tensions with the U.S., inflation, and investor exits. Fears of contagion abated during September 2018, however, as several other vulnerable emerging markets took various steps to shore up their financial weaknesses. Russia and Indonesia were among those to raise interest rates; South Africa decided to keep rates steady on tempering inflation. Most markets saw commodity inflation hit businesses, and the strong U.S. dollar has exacerbated the situation. Among the larger markets, China equities declined for the quarter. Manufacturing growth softened, but there were gains in non-manufacturing industries. Local consumer purchasing power increased in 2018 with rising wages, and property investment is on the rise. Business and consumer sentiment weakened as the trade

2	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

disputes with the U.S. threatened a variety of industries. Taiwan had a solid gain, though growth has also weakened; most sectors had gains, led by the Energy sector. After six months in contraction, South Korean manufacturing moved to growth, on an increase in local orders, as export orders declined. The equity market had a small positive return for the quarter, but remained in negative territory for the year to date. India, the world’s fastest-growing large economy, also declined. Brazil equities had positive returns, but volatility is expected to return as a divisive election is forthcoming that has repercussions for its equity market and economy.

October 2018, the final month of the reporting period, proved to be a challenging month for investors, as volatility returned in earnest. Throughout the month, practically every asset class sold off to some extent, both in the U.S. and abroad. All countries in the MSCI All Country World Indexiv with the exception of Brazil and Qatar registered losses, many with double digit declines. Even the U.S., which had been a rare comfort zone for investors until September 2018, fell in October, curtailing year-to-date gains. Oil prices plunged following an agreement between Russia and Saudi Arabia to address supply concerns in conjunction with lower forecasts for demand next year. An appreciating U.S. dollar, coupled with a decline in investor sentiment, caused emerging markets equities to underperform developed markets equities.

The Fund uses a passive investment approach to achieve its investment objective, and therefore made no change in investment approach in response to market conditions.

Performance review

For the twelve months ended October 31, 2018, Legg Mason Emerging Markets Diversified Core ETF generated a -11.64% return on a net asset value (“NAV”)v basis and -12.66% based on its market pricevi per share.

The performance table shows the Fund’s total return for the twelve months ended October 31, 2018 based on its NAV and market price as of October 31, 2018. The Fund seeks to track the investment results of the QS DBI Emerging Markets Diversified Index, which returned -11.52%. for the same period. The Fund’s broad-based market index, the MSCI Emerging Markets Index, returned -12.52% over the same time frame. The Lipper Emerging Markets Funds Category Average1 returned -13.58% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 847 funds for the twelve-month period in the Fund’s Lipper category.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of October 31, 2018 (unaudited)
	6 months	12 months
Legg Mason Emerging Markets Diversified Core ETF:
$27.53 (NAV)	-15.00%	-11.64%*†
$27.51 (Market Price)	-14.41%	-12.66%*‡
QS DBI Emerging Markets Diversified Index	-14.89%	-11.52%
MSCI Emerging Markets Index	-16.53%	-12.52%
Lipper Emerging Markets Funds Category Average[1]	-16.80%	-13.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when redeemed or sold in the market, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns shown are typically based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV is determined, which is typically 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated March 1, 2018, the gross total annual fund operating expense ratio for the Fund was 0.50%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, at NAV.

‡ Total return assumes the reinvestment of all distributions, at market price.

Q. What were the leading contributors to performance?

A. Looking at the Underlying Index by country, Brazil was the leading contributor to performance for the reporting period. Taiwan was also a moderate contributor. From a sector perspective, the leading contributors were the Energy and Health Care sectors, the only sectors with positive returns for the reporting period.

Q. What were the leading detractors from performance?

A. At the country level, within the Underlying Index, the leading detractor from performance was China. Turkey, Indonesia and India also detracted from performance for

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 876 funds for the six-month period and 847 funds for the twelve-month period in the Fund’s Lipper category.

4	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

the reporting period. Most sectors detracted from results, with the Communication Services1, Consumer Discretionary and Materials sectors being the most negative. Cyclical sectors and the consumer facing Information Technology sector, which were responsible for driving heightened 2017 returns, tend to be more exposed to global trade dynamics.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “EDBI” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason Emerging Markets Diversified Core ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

November 20, 2018

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. In rising markets, the value of large cap stocks may not rise as much as smaller-cap stocks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Diversification does not guarantee a profit or protect against a loss. The Fund may focus its investments in certain industries, increasing its vulnerability to market volatility. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2018 were: Financials (15.5%), Communication Services (12.1%), Consumer Staples (11.5%), Materials (11.2%) and Consumer Discretionary (10.8%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	5

Fund overview (cont’d)

financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The MSCI Emerging Markets Index is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is calculated assuming the minimum possible dividend reinvestment.

ii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The MSCI All Country World Index (“MSCI ACWI”) is a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

[v]	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

vi	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

6	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2018 and October 31, 2017 and does not include derivatives such as futures contracts. The composition of the Fund’s investments is subject to change at anytime.

‡	Represents less than 0.1%.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to com-pare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on May 1, 2018 and held for the six months ended October 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
-15.00%	$1,000.00	$850.00	0.50%	$2.33	5.00%	$1,000.00	$1,022.68	0.50%	$2.55

[1]	For the six months ended October 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 10/31/18	-11.64%
Inception* through 10/31/18	6.13

Cumulative total returns[1]
Inception date of 12/28/15 through 10/31/18	18.42%

Market Price
Average annual total returns[2]
Twelve Months Ended 10/31/18	-12.66%
Inception* through 10/31/18	6.07%

Cumulative total returns[2]
Inception date of 12/28/15 through 10/31/18	18.25%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is typically based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV is determined, which is typically 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is December 28, 2015.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Legg Mason Emerging Markets Diversified Core ETF vs QS DBI Emerging Markets Diversified Index and MSCI Emerging Markets Index† — December 28, 2015 - October 31, 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of taxes that investors would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Legg Mason Emerging Markets Diversified Core ETF on December 28, 2015, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2018. The hypothetical illustration also assumes a $10,000 investment in the QS DBI Emerging Markets Diversified Index and the MSCI Emerging Markets Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The QS DBI Emerging Markets Diversified Core Index (the “Underlying Index”) is an index composed of emerging markets equity securities that are included in the MSCI Emerging Market Index. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser. The MSCI Emerging Markets Index (the “Index”) is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is calculated assuming the minimum possible dividend reinvestment. The indices are not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

10	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

Schedule of investments

October 31, 2018

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Common Stocks — 96.4%
Communication Services — 11.7%
Diversified Telecommunication Services — 3.3%
Bharti Infratel Ltd.	4,427	$16,120
China Telecom Corp. Ltd., Class H Shares	56,000	26,431
China Unicom Hong Kong Ltd.	26,000	26,997
Chunghwa Telecom Ltd.	15,000	53,081
KT Corp.	402	10,089
KT Corp., ADR	1,028	14,228
Telekom Malaysia Berhad	11,200	6,370
Telekomunikasi Indonesia Persero Tbk PT	1,000,800	253,450
Tower Bersama Infrastructure Tbk PT	43,100	13,268
True Corp. PCL	191,148	34,020	(a)
Total Diversified Telecommunication Services		454,054
Interactive Media & Services — 0.8%
Baidu Inc., ADR	100	19,006	*
Tencent Holdings Ltd.	2,600	88,553
Total Interactive Media & Services		107,559
Media — 0.6%
Naspers Ltd., Class N Shares	497	87,264
Wireless Telecommunication Services — 7.0%
Advanced Info Service PCL, Registered Shares	19,000	112,338	(a)
America Movil SAB de CV, Series L Shares	120,878	87,684
Axiata Group Bhd	24,000	19,558
Bharti Airtel Ltd.	17,791	70,339
China Mobile Ltd.	20,000	187,004
DiGi.Com Berhad	28,700	29,561
Far EasTone Telecommunications Co., Ltd.	8,000	19,054
Idea Cellular Ltd.	24,852	12,990	*
Maxis Berhad	20,400	25,497
Mobile TeleSystems PJSC, ADR	9,700	77,697
MTN Group Ltd.	9,562	55,366
SK Telecom Co., Ltd.	400	94,072
Taiwan Mobile Co., Ltd.	7,000	24,997
TIM Participacoes SA	8,359	25,947
Turkcell Iletisim Hizmetleri AS	43,949	89,023
Vodacom Group Ltd.	2,896	24,398
Total Wireless Telecommunication Services		955,525
Total Communication Services		1,604,402

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	11

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Consumer Discretionary — 10.7%
Auto Components — 0.4%
Bosch Ltd.	39	$10,415
Cheng Shin Rubber Industry Co., Ltd.	8,000	11,260
Hyundai Mobis Co., Ltd.	92	15,339
Motherson Sumi Systems Ltd.	5,320	11,746
Total Auto Components		48,760
Automobiles — 2.9%
Astra International Tbk PT	437,700	227,451
Bajaj Auto Ltd.	229	8,032
Brilliance China Automotive Holdings Ltd.	8,000	6,980
BYD Co., Ltd., Class H Shares	1,500	9,720
Dongfeng Motor Group Co., Ltd., Class H Shares	8,000	7,878
Eicher Motors Ltd.	61	18,037
Geely Automobile Holdings Ltd.	10,000	19,134
Guangzhou Automobile Group Co., Ltd., Class H Shares	8,400	8,497
Hero MotoCorp Ltd.	319	11,917
Hyundai Motor Co.	209	19,533
Kia Motors Corp.	437	10,891
Mahindra & Mahindra Ltd.	2,039	21,121
Maruti Suzuki India Ltd.	267	23,890
Tata Motors Ltd.	4,446	10,769	*
Total Automobiles		403,850
Diversified Consumer Services — 0.4%
Kroton Educacional SA	7,486	22,975
New Oriental Education & Technology Group Inc., ADR	300	17,553	*
TAL Education Group, ADR	606	17,562	*
Total Diversified Consumer Services		58,090
Hotels, Restaurants & Leisure — 1.7%
Genting Bhd	21,700	38,064
Genting Malaysia Bhd	30,600	32,834
Huazhu Group Ltd., ADR	309	8,083
Minor International PCL	69,800	76,854	(a)
OPAP SA	4,778	44,934
Yum China Holdings Inc.	804	29,008
Total Hotels, Restaurants & Leisure		229,777
Household Durables — 0.1%
Haier Electronics Group Co., Ltd.	4,000	8,358	*
LG Electronics Inc.	207	11,498
Total Household Durables		19,856

See Notes to Financial Statements.

12	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Internet & Direct Marketing Retail — 1.0%
Alibaba Group Holding Ltd., ADR	500	$71,140	*
Ctrip.com International Ltd., ADR	800	26,624	*
JD.com Inc., ADR	1,400	32,928	*
Vipshop Holdings Ltd., ADR	1,700	8,262	*
Total Internet & Direct Marketing Retail		138,954
Leisure Products — 0.1%
Giant Manufacturing Co., Ltd.	2,000	7,627
Media — 0.7%
Cyfrowy Polsat SA	3,193	18,422	*
Grupo Televisa SAB	18,663	53,922
Surya Citra Media Tbk PT	134,400	13,880
Zee Entertainment Enterprises Ltd.	2,205	13,451
Total Media		99,675
Multiline Retail — 1.6%
El Puerto de Liverpool SAB de CV, Class C1 Shares	2,086	13,288
Lojas Renner SA	3,655	37,077
Magazine Luiza SA	400	18,135
Matahari Department Store Tbk PT	57,700	18,408
Robinson PCL	15,200	29,919	(a)
SACI Falabella	13,332	100,512
Total Multiline Retail		217,339
Specialty Retail — 0.8%
FF Group	894	4,862	*(a)(b)
Home Product Center PCL	123,400	55,465	(a)
Hotai Motor Co., Ltd.	1,000	6,900
JUMBO SA	2,229	32,529
Petrobras Distribuidora SA	2,200	14,161
Total Specialty Retail		113,917
Textiles, Apparel & Luxury Goods — 1.0%
ANTA Sports Products Ltd.	3,000	12,322
CCC SA	400	17,439
Eclat Textile Co., Ltd	1,020	12,114
Feng TAY Enterprise Co., Ltd.	2,120	12,743
LPP SA	17	34,838
Pou Chen Corp.	10,000	10,132
Shenzhou International Group Holdings Ltd.	2,000	22,094
Titan Co., Ltd.	1,248	14,255
Total Textiles, Apparel & Luxury Goods		135,937
Total Consumer Discretionary		1,473,782

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	13

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Consumer Staples — 11.4%
Beverages — 1.5%
Ambev SA	8,811	$38,522
Anadolu Efes Biracilik Ve Malt Sanayii AS	4,253	14,262
China Resource Beer Holdings Co., Ltd.	12,000	41,712
Cia Cervecerias Unidas SA	2,722	33,820
Coca-Cola Icecek AS	1,523	7,491
Fomento Economico Mexicano SAB de CV	3,960	33,835
Tsingtao Brewery Co., Ltd., Class H Shares	4,000	15,792
United Spirits Ltd.	1,808	14,103	*
Total Beverages		199,537
Food & Staples Retailing — 3.5%
Berli Jucker PCL	9,200	15,472	(a)
Bid Corp. Ltd.	1,490	27,920
BIM Birlesik Magazalar AS	4,486	63,568
Cencosud SA	24,412	50,785
Clicks Group Ltd.	1,220	15,533
CP ALL PCL	37,500	76,075	(a)
E-MART Inc.	61	10,947
Magnit PJSC, Registered Shares, GDR	3,103	41,409
Pick n Pay Stores Ltd.	2,505	11,558
President Chain Store Corp.	4,000	45,115
Raia Drogasil SA	500	8,471
Shoprite Holdings Ltd.	2,128	25,983
SPAR Group Ltd.	945	11,253
Sun Art Retail Group Ltd.	20,000	21,864
Wal-Mart de Mexico SAB de CV	9,780	25,084
X5 Retail Group NV, Registered Shares, GDR	1,073	25,215
Total Food & Staples Retailing		476,252
Food Products — 3.7%
BRF SA	1,400	8,224	*
Charoen Pokphand Foods PCL	28,100	21,404	(a)
Charoen Pokphand Indonesia Tbk PT	133,000	48,117
China Huishan Dairy Holdings Co., Ltd.	25,000	0	*(a)(b)(c)
China Mengniu Dairy Co., Ltd.	22,000	64,827
CJ CheilJedang Corp.	32	9,098
Dali Foods Group Co., Ltd.	20,000	14,287
Gruma SAB de CV, Class B Shares	713	7,482
Grupo Bimbo SAB de CV, Class A Shares	4,822	9,044

See Notes to Financial Statements.

14	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Food Products — continued
Indofood CBP Sukses Makmur Tbk PT	42,700	$25,068
Indofood Sukses Makmur Tbk PT	74,600	29,320
Ioi Corp. Bhd	12,600	13,550
Kuala Lumpur Kepong Berhad	2,500	14,888
Nestle India Ltd.	78	10,704
Nestle Malaysia Bhd	300	10,310
PPB Group Bhd	3,240	12,977
Sime Darby Plantation Bhd	15,000	18,855
Standard Foods Corp.	6,388	9,589
Thai Union Group PCL, Class F Shares	20,400	10,215	(a)
Tiger Brands Ltd.	755	13,477
Tingyi Cayman Islands Holding Corp.	16,000	23,675
Ulker Biskuvi Sanayi AS	3,074	8,108	*
Uni-President China Holdings Ltd.	14,000	13,590
Uni-President Enterprises Corp.	36,000	87,141
Want Want China Holdings Ltd.	44,000	31,431
Total Food Products		515,381
Household Products — 0.9%
Hindustan Unilever Ltd.	1,954	42,853
Kimberly-Clark de Mexico SAB de CV, Class A Shares	5,023	7,260
Unilever Indonesia Tbk PT	27,000	76,769
Total Household Products		126,882
Personal Products — 0.7%
Amorepacific Corp.	64	8,593
Dabur India Ltd.	1,738	9,043
Godrej Consumer Products Ltd.	1,308	12,822
Hengan International Group Co., Ltd.	6,000	47,529
LG Household & Health Care Ltd.	18	16,491
Marico Ltd.	1,923	8,355
Total Personal Products		102,833
Tobacco — 1.1%
British American Tabacco Malaysia Bhd	1,200	8,918
Gudang Garam Tbk PT	8,400	39,949
Hanjaya Mandala Sampoerna Tbk PT	160,400	39,355
ITC Ltd.	10,017	37,944
KT&G Corp.	238	21,199
Total Tobacco		147,365
Total Consumer Staples		1,568,250

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	15

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Energy — 9.3%
Energy Equipment & Services — 0.5%
China Oilfield Services Ltd., Class H Shares	8,000	$7,501
Dialog Group Bhd	79,400	64,324
Total Energy Equipment & Services		71,825
Oil, Gas & Consumable Fuels — 8.8%
Adaro Energy Tbk PT	351,100	38,107
Bharat Petroleum Corp. Ltd.	1,636	6,087
China Petroleum & Chemical Corp., Class H Shares	64,000	51,922
China Shenhua Energy Co., Ltd., Class H Shares	14,000	31,717
CNOOC Ltd.	50,000	85,848
Coal India Ltd.	2,841	10,226
Ecopetrol SA	87,487	102,247
Empresas COPEC SA	7,595	106,401
Formosa Petrochemical Corp.	22,000	86,740
Gazprom PJSC	9,719	22,985
Grupa Lotos SA	821	14,849
GS Holdings Corp.	252	10,725
Hindustan Petroleum Corp. Ltd.	3,900	11,822
Kunlun Energy Co., Ltd.	12,000	13,624
LUKOIL PJSC	404	30,389
Novatek PJSC, Registered Shares, GDR	86	14,577
Oil & Natural Gas Corp. Ltd.	3,964	8,215
PetroChina Co., Ltd., Class H Shares	74,000	54,183
Petroleo Brasileiro SA	5,873	47,781
Petronas Dagangan Bhd	4,200	26,096
Polski Koncern Naftowy ORLEN SA	2,534	61,019
Polskie Gornictwo Naftowe i Gazownictwo SA	15,554	25,419	*
PTT Exploration & Production PCL	4,100	17,253	(a)
PTT PCL	30,000	46,154	(a)
Reliance Industries Ltd.	5,241	75,218
Rosneft Oil Co. PJSC	1,580	11,067
SK Innovation Co., Ltd.	241	45,153
S-Oil Corp.	167	18,172
Tatneft PJSC	1,505	17,957
Thai Oil PCL	4,600	11,760	(a)
Ultrapar Participacoes SA	884	10,471
United Tractor Tbk PT	40,700	89,686
Yanzhou Coal Mining Co., Ltd., Class H Shares	10,000	9,452
Total Oil, Gas & Consumable Fuels		1,213,322
Total Energy		1,285,147

See Notes to Financial Statements.

16	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Financials — 14.8%
Banks — 12.2%
Absa Group Ltd.	1,300	$13,127
Agricultural Bank of China Ltd., Class H Shares	22,000	9,654
Akbank TAS	16,315	19,246
Axis Bank Ltd.	1,752	13,799
Banco de Chile	214,320	29,672
Banco de Credito e Inversiones SA	412	25,890
Banco do Brasil SA	1,200	13,778
Banco Santander Chile	587,888	43,122
Banco Santander Mexico SA Institucion de Banca Multiple Grupo
Financiero Santand, Class B Shares	10,184	12,789
Bancolombia SA	1,498	13,811
Bangkok Bank PCL, Registered Shares	2,190	14,005
Bank Central Asia Tbk PT	61,400	95,518
Bank Danamon Indonesia Tbk PT	20,600	10,061
Bank Mandiri Persero Tbk PT	122,200	55,061
Bank Negara Indonesia Persero Tbk PT	48,600	23,417
Bank of China Ltd., Class H Shares	83,000	35,362
Bank of the Philippine Islands	9,590	14,724
Bank Polska Kasa Opieki SA	587	16,044
Bank Rakyat Indonesia Persero Tbk PT	353,100	73,163
BDO Unibank Inc.	18,580	42,504
China Construction Bank Corp., Class H Shares	91,000	72,202
China Merchants Bank Co., Ltd., Class H Shares	4,000	15,409
CIMB Group Holdings Bhd	10,600	14,490
Commercial International Bank Egypt, SAE	19,977	89,432
Creditcorp Ltd.	384	86,673
CTBC Financial Holding Co., Ltd.	23,880	15,937
Grupo Financiero Banorte SAB de CV, Class O Shares	12,179	67,351
Grupo Financiero Inbursa SAB de CV, Class O Shares	11,088	14,493
Hana Financial Group Inc.	311	10,453
ICICI Bank Ltd.	2,849	13,678
Industrial and Commercial Bank of China Ltd., Class H Shares	52,000	35,156
Itau CorpBanca	954,277	8,839
Kasikornbank PCL	5,200	31,294
Kasikornbank PCL	8,300	49,950
KB Financial Group Inc.	329	13,685
Komercni banka AS	1,240	47,113

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	17

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Banks — continued
Krung Thai Bank PCL	22,600	$13,703	(a)
Malayan Banking Berhad	10,100	22,906
Mega Financial Holding Co., Ltd.	18,000	15,212
Metropolitan Bank & Trust Co.	8,170	10,009
Moneta Money Bank AS	10,778	35,772
Nedbank Group Ltd.	741	12,491
OTP Bank Nyrt	2,541	91,241
Powszechna Kasa Oszczednosci Bank Polski SA	2,736	28,520
Public Bank Berhad	6,800	39,976
Santander Bank Polska SA	153	13,596
Sberbank of Russia PJSC	24,588	70,989
Shinhan Financial Group Co., Ltd.	350	13,069
Siam Commercial Bank PCL	13,700	56,825	(a)
Standard Bank Group Ltd.	1,517	16,780
State Bank of India	2,565	9,761	*
Turkiye Garanti Bankasi AS	17,477	21,802
Turkiye Halk Bankasi AS	9,343	10,288
Turkiye Is Bankasi AS, Class C Shares	16,073	11,445
VTB Bank PJSC	18,285,567	10,240
Yes Bank Ltd.	2,100	5,342
Total Banks		1,670,869
Capital Markets — 0.2%
B3 SA — Brasil Bolsa Balcao	1,762	12,660
Moscow Exchange MICEX-RTS PJSC	7,383	9,872	*
Total Capital Markets		22,532
Diversified Financial Services — 1.0%
Ayala Corp.	2,210	38,000
FirstRand Ltd.	5,620	24,476
Fubon Financial Holdings Co., Ltd.	8,000	12,526
Grupo de Inversiones Suramericana SA	1,483	14,363
GT Capital Holdings Inc.	1,107	15,724
Haci Omer Sabanci Holding AS	6,532	8,300
Metro Pacific Investments Corp.	166,600	14,946
Remgro Ltd.	988	12,725
Total Diversified Financial Services		141,060
Insurance — 1.1%
Cathay Financial Holding Co., Ltd.	6,000	9,501
China Life Insurance Co., Ltd., Class H Shares	6,000	11,955

See Notes to Financial Statements.

18	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Insurance — continued
China Pacific Insurance Group Co., Ltd., Class H Shares	2,800	$10,429
Discovery Ltd.	814	8,706
PICC Property & Casualty Co., Ltd., Class H Shares	9,000	8,725
Ping An Insurance Group Co. of China Ltd., Class H Shares	4,500	42,392
Powszechny Zaklad Ubezpieczen SA	2,262	23,137
Samsung Fire & Marine Insurance Co., Ltd.	50	12,220
Samsung Life Insurance Co., Ltd.	121	9,769
Sanlam Ltd.	3,176	15,972
Total Insurance		152,806
Thrifts & Mortgage Finance — 0.3%
Housing Development Finance Corp., Ltd.	1,944	46,513
Total Financials		2,033,780
Health Care — 6.2%
Biotechnology — 0.4%
3SBio Inc.	7,500	10,887
Celltrion Inc.	168	32,065	*
SillaJen Inc.	148	8,949	*
Total Biotechnology		51,901
Health Care Equipment & Supplies — 0.4%
Hartalega Holdings Bhd	16,400	24,534
Shandong Weigao Group Medical Polymer Co., Ltd., Class H Shares	12,000	10,730
Top Glove Corp. Bhd	17,400	24,700
Total Health Care Equipment & Supplies		59,964
Health Care Providers & Services — 2.1%
Bangkok Dusit Medical Services PCL, Class F Shares	110,300	81,519	(a)
Bumrungrad Hospital PCL	10,200	59,384	(a)
Celltrion Healthcare Co., Ltd.	90	5,031	*
IHH Healthcare Bhd	28,200	33,696
Life Healthcare Group Holdings Ltd.	11,171	18,535
Netcare Ltd.	11,508	19,351
Odontoprev SA	6,800	24,165
Shanghai Pharmaceuticals Holding Co., Ltd., Class H Shares	6,500	14,361
Sinopharm Group Co., Ltd., Class H Shares	6,800	32,788
Total Health Care Providers & Services		288,830
Health Care Technology — 0.1%
Alibaba Health Information Technology Ltd.	20,000	16,175	*
Life Sciences Tools & Services — 0.3%
Genscript Biotech Corp.	4,000	6,102	*

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	19

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Life Sciences Tools & Services — continued
Samsung Biologics Co., Ltd.	35	$11,902	*
Wuxi Biologics Cayman Inc.	2,500	17,811	*
Total Life Sciences Tools & Services		35,815
Pharmaceuticals — 2.9%
Aspen Pharmacare Holdings Ltd.	4,011	42,375
Aurobindo Pharma Ltd.	2,161	23,133
Cadila Healthcare Ltd.	1,424	6,934
China Medical System Holdings Ltd.	8,000	9,521
China Resources Pharmaceutical Group Ltd.	7,500	11,002
China Traditional Chinese Medicine Holdings Co., Ltd.	16,000	10,184
Cipla Ltd.	1,908	16,237
CSPC Pharmaceutical Group Ltd.	24,000	50,637
Dr. Reddy’s Laboratories Ltd.	949	32,629
Glenmark Pharmaceuticals Ltd.	1,438	12,086
Hypera SA	7,700	61,297
Lupin Ltd.	1,571	18,812
Piramal Enterprises Ltd.	458	13,458
Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H Shares	2,500	7,494
Sihuan Pharmaceutical Holdings Group Ltd.	54,000	10,952
Sino Biopharmaceutical Ltd.	35,000	31,386
SSY Group Ltd.	10,000	8,406
Sun Pharmaceutical Industies Ltd.	4,161	32,652
Yuhan Corp.	41	6,027
Total Pharmaceuticals		405,222
Total Health Care		857,907
Industrials — 9.5%
Aerospace & Defense — 0.3%
Aselsan Elektronik Sanayi Ve Ticaret AS	3,556	16,031
Embraer SA	3,552	19,871
Total Aerospace & Defense		35,902
Airlines — 1.1%
Air China Ltd., Class H Shares	10,000	8,049
AirAsia Group Bhd	15,300	9,616
Eva Airways Corp.	27,686	12,661
Latam Airlines Group SA	10,534	95,750
Turk Hava Yollari AO	9,399	23,568	*
Total Airlines		149,644

See Notes to Financial Statements.

20	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Commercial Services & Supplies — 0.1%
China Everbright International Ltd.	13,000	$10,364
Construction & Engineering — 0.8%
China Communications Construction Co., Ltd., Class H Shares	20,000	18,292
China Railway Construction Corp. Ltd., Class H Shares	9,000	11,389
China Railway Group Ltd., Class H Shares	20,000	17,859
China State Construction International Holdings Ltd.	8,000	5,705
Gamuda Berhad	14,700	8,396
Ijm Corp. Berhad	26,900	10,478
Larsen & Toubro Ltd.	2,391	41,954
Total Construction & Engineering		114,073
Electrical Equipment — 0.4%
Bharat Heavy Electricals Ltd.	8,775	8,158
Havells India Ltd.	1,671	14,594
Shanghai Electric Group Co., Ltd., Class H Shares	22,000	7,156
Teco Electric and Machinery Co., Ltd.	12,000	6,884
Zhuzhou CRRC Times Electric Co., Ltd., Class H Shares	2,800	14,965
Total Electrical Equipment		51,757
Industrial Conglomerates — 3.3%
Aboitiz Equity Ventures Inc.	25,070	22,022
Alfa SAB de CV, Class A Shares	23,990	25,446
Alliance Global Group Inc.	56,700	12,038	*
Bidvest Group Ltd.	8,479	105,524
CITIC Ltd.	22,000	33,003
DMCI Holdings Inc.	45,200	10,847
Far Eastern New Century Corp.	18,000	18,062
Fosun International Ltd.	12,000	17,512
Grupo Carso SAB de CV, Series A1 Shares	2,558	7,514
HAP Seng Consolidated Berhad	5,200	12,240
JG Summit Holdings Inc.	37,750	33,372
KOC Holding AS	11,909	33,113
LG Corp.	189	10,996
Samsung C&T Corp.	155	14,758
Siemens Ltd.	567	7,144
Sime Darby Berhad	22,900	12,040
SK Holdings Co., Ltd.	58	13,310
SM Investments Corp.	3,345	56,266
Turkiye Sise ve Cam Fabrikalari AS	8,750	7,386
Total Industrial Conglomerates		452,593

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	21

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Machinery — 0.7%
Airtac International Group	1,000	$8,613
Ashok Leyland Ltd.	6,394	9,918
China Conch Venture Holdings Ltd.	6,500	18,241
CRRC Corp. Ltd., Class H Shares	17,000	14,919
Haitian International Holdings Ltd.	5,000	9,758
Hiwin Technologies Corp.	1,091	7,052
WEG SA	4,651	22,551
Weichai Power Co., Ltd., Class H Shares	8,000	7,909
Total Machinery		98,961
Marine — 0.1%
MISC Berhad	10,200	14,869
Professional Services — 0.0%
51Job Inc., ADR	133	8,167	*
Road & Rail — 0.5%
BTS Group Holdings PCL	69,400	19,156	(a)
Localiza Rent a Car SA	2,600	20,019
Rumo SA	5,500	24,579	*
Total Road & Rail		63,754
Transportation Infrastructure — 2.2%
Adani Ports & Special Economic Zone Ltd.	3,433	14,803
Airports of Thailand PCL	48,800	94,214	(a)
Bangkok Expressway & Metro PCL	96,800	24,821	(a)
Beijing Capital International Airport Co., Ltd., Class H Shares	8,000	8,664
CCR SA	6,734	19,706
China Merchants Port Holdings Co., Ltd.	6,000	10,210
COSCO SHIPPING Ports Ltd.	10,000	10,205
Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	3,176	26,495
Grupo Aeroportuario del Sureste SAB de CV, Class B Shares	1,674	27,701
International Container Terminal Services Inc.	6,270	10,605
Malaysia Airports Holdings Bhd	8,000	15,868
Promotora y Operadora de Infraestructura SAB de CV	1,616	14,719
TAV Havalimanlari Holding AS	2,983	12,383
Westports Holdings Berhad	9,800	7,986
Zhejiang Expressway Co., Ltd., Class H Shares	10,000	8,381
Total Transportation Infrastructure		306,761
Total Industrials		1,306,845

See Notes to Financial Statements.

22	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Information Technology — 2.0%
Electronic Equipment, Instruments & Components — 0.2%
AAC Technologies Holdings Inc.	1,000	$7,609
Hon Hai Precision Industry Co., Ltd.	5,040	12,835
Sunny Optical Technology Group Co., Ltd.	800	6,939
Total Electronic Equipment, Instruments & Components		27,383
IT Services — 1.3%
Cielo SA	22,188	79,027
HCL Technologies Ltd.	750	10,707
Infosys Ltd.	4,605	42,746
Tata Consultancy Services Ltd.	1,218	31,925
Tech Mahindra Ltd.	849	8,541
Total IT Services		172,946
Semiconductors & Semiconductor Equipment — 0.3%
SK Hynix Inc.	134	8,020
Taiwan Semiconductor Manufacturing Co., Ltd.	4,000	30,249
Total Semiconductors & Semiconductor Equipment		38,269
Technology Hardware, Storage & Peripherals — 0.2%
Samsung Electronics Co., Ltd.	856	31,850
Total Information Technology		270,448
Materials — 10.7%
Chemicals — 2.4%
Asian Paints Ltd.	1,030	17,139
Formosa Chemicals & Fibre Corp.	4,000	14,478
Formosa Plastics Corp.	5,000	16,320
Grupa Azoty SA	872	5,896
Indorama Ventures PCL	11,300	18,492
LG Chem Ltd.	79	24,056
Lotte Chemical Corp.	44	10,136
Mexichem SAB de CV	4,026	10,563
Nan Ya Plastics Corp.	6,000	14,911
Petkim Petrokimya Holding AS	21,405	19,406
Petronas Chemicals Group Berhad	34,900	77,982
PTT Global Chemical PCL	14,800	34,489	(a)
Sasol Ltd.	1,207	39,562
Sinopec Shanghai Petrochemical Co., Ltd., Class H Shares	46,000	20,185
UPL Ltd.	1,123	10,241
Total Chemicals		333,856

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	23

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Construction Materials — 2.5%
Anhui Conch Cement Co., Ltd., Class H Shares	12,500	$64,578
BBMG Corp., Class H Shares	31,000	8,541
Cemex SAB de CV	61,138	30,733	*
China National Building Material Co., Ltd., Class H Shares	40,000	28,574
China Resources Cement Holdings Ltd.	20,000	17,629
Grasim Industries Ltd.	611	6,888
Indocement Tunggal Prakarsa Tbk PT	65,600	74,651
Semen Indonesia Persero Tbk PT	106,200	62,871
Shree Cement Ltd.	57	10,728
Siam Cement PCL, Registered Shares	2,500	31,071
UltraTech Cement Ltd.	175	8,282
Total Construction Materials		344,546
Metals & Mining — 4.5%
Alrosa PJSC	10,074	15,309
Aluminum Corp. of China Ltd., Class H Shares	48,000	17,389	*
Angang Steel Co., Ltd., Class H Shares	14,000	11,912
AngloGold Ashanti Ltd.	906	8,762
China Molybdenum Co., Ltd., Class H Shares	42,000	15,590
China Zhongwang Holdings Ltd.	28,400	12,607
Cia de Minas Buenaventura SAA, ADR	2,070	28,649
Eregli Demir ve Celik Fabrikalari TAS	37,938	61,342
Gold Fields Ltd.	2,934	7,787
Grupo Mexico SAB de CV, Series B Shares	13,957	32,289
Hindalco Industries Ltd.	3,785	11,282
Hyundai Steel Co.	239	8,756
Jastrzebska Spolka Weglowa SA	866	16,730
Jiangxi Copper Co., Ltd., Class H Shares	19,000	20,940
JSW Steel Ltd.	3,127	14,353
KGHM Polska Miedz SA	2,333	52,914	*
Korea Zinc Co., Ltd.	26	8,647
MMC Norilsk Nickel PJSC	228	38,150
MMG Ltd.	24,000	9,001	*
Novolipetsk Steel PJSC	5,020	12,250
POSCO	136	30,791
Press Metal Aluminium Holdings Bhd	20,900	24,174
Severstal PJSC	653	10,231
Southern Copper Corp.	973	37,305
Tata Steel Ltd.	1,783	13,355

See Notes to Financial Statements.

24	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Metals & Mining — continued
Vale SA	4,441	$67,311
Vedanta Ltd.	4,984	14,232
Zijin Mining Group Co., Ltd., Class H Shares	54,000	20,045
Total Metals & Mining		622,103
Paper & Forest Products — 1.3%
Empresas CMPC SA	15,838	54,191
Indah Kiat Pulp & Paper Corp. Tbk PT	96,900	81,108
Lee & Man Paper Manufacturing Ltd.	18,000	15,407
Mondi Ltd.	355	8,484
Nine Dragons Paper Holdings Ltd.	18,000	17,175
Total Paper & Forest Products		176,365
Total Materials		1,476,870
Real Estate — 4.3%
Equity Real Estate Investment Trusts (REITs) — 0.6%
Fortress REIT Ltd., Class A Shares	9,262	10,607
Growthpoint Properties Ltd.	18,507	28,388
Hyprop Investments Ltd.	2,272	13,889
Redefine Properties Ltd.	31,161	20,237
Resilient REIT Ltd.	1,897	7,685
Total Equity Real Estate Investment Trusts (REITs)		80,806
Real Estate Management & Development — 3.7%
Agile Group Holdings Ltd.	6,000	6,842
Ayala Land Inc.	77,300	57,283
BR Malls Participacoes SA	18,700	63,282	*
China Evergrande Group	9,000	21,469
China Jinmao Holdings Group Ltd.	30,000	12,590
China Overseas Land & Investment Ltd.	14,000	43,843
China Resource Land Ltd.	10,000	33,931
China Vanke Co., Ltd., Class H Shares	4,700	14,479
CIFI Holdings Group Co., Ltd.	20,000	8,368
Country Garden Holdings Co., Ltd.	26,000	27,826
Fullshare Holdings Ltd.	22,500	8,754	(a)
Guangzhou R&F Properties Co., Ltd., Class H Shares	4,000	6,276
Longfor Group Holdings Ltd.	5,000	12,144
Megaworld Corp.	135,000	11,127
Multiplan Empreendimentos Imobiliarios SA	7,500	46,500
NEPI Rockcastle PLC	2,270	19,584
Robinsons Land Corp.	21,500	8,418

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	25

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Real Estate Management & Development — continued
Shimao Property Holdings Ltd.	5,000	$9,784
Sino-Ocean Group Holding Ltd.	16,500	6,462
SM Prime Holdings Inc.	105,700	66,772
Sunac China Holdings Ltd.	8,000	21,736
Total Real Estate Management & Development		507,470
Total Real Estate		588,276
Utilities — 5.8%
Electric Utilities — 2.6%
Centrais Eletricas Brasileiras SA	1,900	11,944	*
CEZ AS	2,520	59,978
Enel Americas SA	282,048	44,427
Enel Chile SA	264,913	23,046
Equatorial Energia SA	1,500	27,310
Korea Electric Power Corp.	2,666	63,401
Power Grid Corp. of India Ltd.	16,530	41,568
Tata Power Co., Ltd.	12,381	12,817
Tenaga Nasional Berhad	19,200	67,449
Total Electric Utilities		351,940
Gas Utilities — 1.4%
Beijing Enterprises Holdings Ltd.	3,000	16,226
China Gas Holdings Ltd.	11,600	36,697
China Resources Gas Group Ltd.	6,000	22,961
ENN Energy Holdings Ltd.	5,500	46,760
GAIL India Ltd.	7,797	39,462
Korea Gas Corp.	342	15,636	*
Petronas Gas Berhad	4,100	17,911
Total Gas Utilities		195,653
Independent Power and Renewable Electricity Producers — 1.2%
CGN Power Co., Ltd., Class H Shares	86,000	19,746
China Longyuan Power Group Corp. Ltd., Class H Shares	24,000	18,246
China Resources Power Holdings Co., Ltd.	14,000	24,609
Colbun SA	89,929	16,863
Engie Brasil Energia SA	1,386	14,851
Huaneng Power International Inc., Class H Shares	32,000	17,838
Huaneng Renewables Corp., Ltd., Class H Shares	32,000	8,205
NTPC Ltd.	21,076	45,504
Total Independent Power and Renewable Electricity Producers		165,862

See Notes to Financial Statements.

26	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security		Shares	Value
Water Utilities — 0.6%
Aguas Andinas SA, Class A Shares		26,754	$13,908
Beijing Enterprises Water Group Ltd.		42,000	21,377
Cia de Saneamento Basico do Estado de Sao Paulo		2,568	19,150
Guangdong Investment Ltd.		20,000	35,717
Total Water Utilities			90,152
Total Utilities			803,607
Total Common Stocks (Cost — $13,436,820)			13,269,314

	Rate
Preferred Stocks — 2.5%
Communication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Telefonica Brasil SA	—	4,139	48,014
Consumer Discretionary — 0.1%
Multiline Retail — 0.1%
Lojas Americanas SA	—	3,703	18,552
Consumer Staples — 0.1%
Beverages — 0.1%
Embotelladora Andina SA, Class B Shares	—	5,923	20,463
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Petroleo Brasileiro SA	—	7,723	57,405
Financials — 0.7%
Banks — 0.7%
Banco Bradesco SA	—	2,869	26,338
Bancolombia SA	—	2,728	25,151
Itau Unibanco Holding SA	—	2,190	28,972
Itausa — Investimentos Itau SA	—	5,915	17,835
Total Financials			98,296
Materials — 0.5%
Chemicals — 0.4%
Sociedad Quimica y Minera de Chile SA, Class B Shares	—	1,210	52,226
Metals & Mining — 0.1%
Gerdau SA	—	2,900	12,625
Total Materials			64,851
Utilities — 0.3%
Electric Utilities — 0.3%
Centrais Eletricas Brasileiras SA	—	1,900	13,494	*

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	27

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Emerging Markets Diversified Core ETF

Security	Rate	Shares		Value
Electric Utilities — continued
Cia Energetica de Minas Gerais	—	7,500		$22,311
Total Utilities				35,805
Total Preferred Stocks (Cost — $267,469)				343,386
Investments in Underlying Funds — 0.9%
Vanguard FTSE Emerging Markets ETF (Cost — $135,038)		3,375		127,778

	Expiration Date	Rights
Rights — 0.0%
Banco de Credito e Inversiones SA (Cost — $0)	12/3/18	31		89	*

		Warrants
Warrants — 0.0%
BTS Group (Cost — $0)		7,711	THB	0	(a) (c)
Total Investments before Short-Term Investments (Cost — $13,839,327)				13,740,567

	Rate	Shares
Short-Term Investments — 0.0%
Invesco Treasury Portfolio, Institutional Class (Cost — $1,616)	2.064%	1,616		1,616
Total Investments — 99.8% (Cost — $13,840,943)				13,742,183
Other Assets in Excess of Liabilities — 0.2%				22,869
Total Net Assets — 100.0%				$13,765,052

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)	Value is less than $1.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
ETF	— Exchange-Traded Fund
GDR	— Global Depositary Receipts
PJSC	— Private Joint Stock Company
REIT	— Real Estate Investment Trust
THB	— Thai Baht

See Notes to Financial Statements.

28	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Summary of Investments by Country** (unaudited)
China	18.7%
Indonesia	10.1
India	8.5
Thailand	7.5
Brazil	7.5
Malaysia	5.5
Chile	5.2
South Africa	5.1
South Korea	5.0
Taiwan	4.2
Mexico	3.7
Turkey	3.1
Philippines	3.1
Russia	3.0
Poland	2.4
Colombia	1.1
Peru	1.1
Hong Kong	1.1
Czech Republic	1.0
Hungary	0.7
Egypt	0.7
Greece	0.6
Romania	0.1
United Kingdom	0.1
Investments In Underlying Funds	0.9
Short-Term Investments	0.0 *
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2018 and are subject to change.

*	Represents less than 0.1%

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	29

Statement of assets and liabilities

October 31, 2018

Assets:
Investments, at value (Cost — $13,840,943)	$13,742,183
Foreign currency, at value (Cost — $23,276)	23,197
Interest and dividends receivable	9,181
Total Assets	13,774,561

Liabilities:
Investment management fee payable	5,947
Accrued foreign capital gains tax	3,562
Total Liabilities	9,509
Total Net Assets	$13,765,052

Net Assets:
Par value (Note 5)	$5
Paid-in capital in excess of par value	13,430,685
Undistributed net investment income	198,435
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	238,016
Net unrealized depreciation on investments and foreign currencies	(102,089)	†
Total Net Assets	$13,765,052

Shares Outstanding	500,000

Net Asset Value	$27.53

†	Net of accrued foreign capital gains tax of $3,562.

See Notes to Financial Statements.

30	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

Statement of operations

For the Year Ended October 31, 2018

Investment Income:
Dividends	$471,016
Interest	383
Less: Foreign taxes withheld	(52,053)
Total Investment Income	419,346

Expenses:
Investment management fee (Note 2)	78,318
Total Expenses	78,318
Net Investment Income	341,028

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	237,720
Futures contracts	8,521
Foreign currency transactions	(7,228)
Net Realized Gain	239,013
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(2,372,961)	‡
Futures contracts	(1,675)
Foreign currencies	589
Change in Net Unrealized Appreciation (Depreciation)	(2,374,047)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(2,135,034)
Decrease in Net Assets From Operations	$(1,794,006)

‡	Net of change in accrued foreign capital gains tax of $21,364.

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	31

Statements of changes in net assets

For the Years Ended October 31,	2018	2017

Operations:
Net investment income	$341,028	$249,290
Net realized gain	239,013	218,234
Change in net unrealized appreciation (depreciation)	(2,374,047)	1,691,065
Increase (Decrease) in Net Assets From Operations	(1,794,006)	2,158,589

Distributions to Shareholders From (Note 1):
Net investment income	(365,000)	(132,000)
Net realized gains	(223,874)	(112,164)
Decrease in Net Assets From Distributions to Shareholders	(588,874)	(244,164)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (0 and 250,000 shares issued, respectively)	—	7,168,742
Increase in Net Assets From Fund Share Transactions	—	7,168,742
Increase (Decrease) in Net Assets	(2,382,880)	9,083,167

Net Assets:
Beginning of year	16,147,932	7,064,765
End of year*	$13,765,052	$16,147,932
*Includes undistributed net investment income of:	$198,435	$223,185

See Notes to Financial Statements.

32	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2018[1]	2017[1]	2016[1,2]

Net asset value, beginning of year	$32.30	$28.26	$25.04

Income (loss) from operations:
Net investment income	0.68	0.65	0.46
Net realized and unrealized gain (loss)	(4.27)	4.37	2.76
Total income (loss) from operations	(3.59)	5.02	3.22

Less distributions from:
Net investment income	(0.73)	(0.53)	—
Net realized gains	(0.45)	(0.45)	—
Total distributions	(1.18)	(0.98)	—

Net asset value, end of year	$27.53	$32.30	$28.26
Total return, based on NAV[3]	(11.64)%	18.75%	12.86%

Net assets, end of year (000s)	$13,765	$16,148	$7,065

Ratios to average net assets:
Gross expenses	0.50%	0.50%	0.50%[4]
Net expenses	0.50	0.50	0.50 [4]
Net investment income	2.18	2.19	2.07 [4]

Portfolio turnover rate	30%	27%[5]	18%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2015 (inception date) to October 31, 2016.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Emerging Markets Diversified Core ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units generally are issued and redeemed partially in-kind for a basket of securities and partially in cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the QS DBI Emerging Markets Diversified-Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equity securities in emerging markets and is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price as of the earlier closing time of the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party

34	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (London Time) (4:00 Eastern Time prior to October 1, 2018). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	35

Notes to financial statements (cont’d)

tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Common stocks:
Communication services	$1,458,044	$146,358	—		$1,604,402
Consumer discretionary	1,306,682	162,238	$4,862		1,473,782
Consumer staples	1,445,084	123,166	0	*	1,568,250
Energy	1,209,980	75,167	—		1,285,147
Financials	1,963,252	70,528	—		2,033,780
Health care	717,004	140,903	—		857,907
Industrials	1,168,654	138,191	—		1,306,845

36	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Materials	$1,442,381	$34,489		—	$1,476,870
Real estate	579,522	8,754		—	588,276
Other common stocks	1,074,055	—		—	1,074,055
Preferred stocks	343,386	—		—	343,386
Investments in underlying funds	127,778	—		—	127,778
Rights	89	—		—	89
Warrants	—	0	*	—	—
Total long-term investments	12,835,911	899,794		$4,862	13,740,567
Short-term investments†	1,616	—		—	1,616
Total investments	$12,837,527	$899,794		$4,862	$13,742,183

†	See Schedule of Investments for additional detailed categorizations.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2018, securities valued at $8,754 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

(b) Futures contracts. The Fund uses futures contracts generally to gain or manage exposure to certain asset classes, sectors, or markets and for cash management purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	37

Notes to financial statements (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While

38	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2018, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	39

Notes to financial statements (cont’d)

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(778)	$778

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the

40	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays QS Investors monthly 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$4,697,620
Sales	4,808,434

During the year ended October 31, 2018, there were no in-kind transactions (see Note 5).

At October 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$13,851,386	$1,440,847	$(1,550,050)	$(109,203)

4. Derivative instruments and hedging activities

At October 31, 2018, the Fund did not have any derivative instruments outstanding.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	41

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$8,521

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(1,675)

During the year ended October 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$17,263

†	At October 31, 2018, there were no open positions held in this derivative.

5. Fund share transactions

At October 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 250,000 shares of the Fund constitute a Creation Unit. Such transactions are generally made partially on an in-kind and partially on a cash basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$422,858	$240,279
Net long-term capital gains	166,016	3,885
Total distributions paid	$588,874	$244,164

42	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$203,010
Undistributed long-term capital gains — net	243,884
Total undistributed earnings	$446,894
Unrealized appreciation (depreciation)(a)	(112,532)
Total accumulated earnings (losses) — net	$334,362

(a)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in foreign passive investment companies.

Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report	43

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and

Shareholders of Legg Mason Emerging Markets Diversified Core ETF

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Emerging Markets Diversified Core ETF (one of the funds constituting Legg Mason ETF Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018 and the statement of changes in net assets and financial highlights for each of the two years in the period ended October 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements and financial highlights of the Fund as of October 31, 2016 and for the period December 28, 2015 (inception) through October 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 21, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 19, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

44	Legg Mason Emerging Markets Diversified Core ETF 2018 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Emerging Markets Diversified Core ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason Emerging Markets Diversified Core ETF	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

46	Legg Mason Emerging Markets Diversified Core ETF

Independent Trustees† cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack-Gladstone Bank (commercial bank) (since 2017)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	138
Other board memberships held by Trustee during past five years	None

Legg Mason Emerging Markets Diversified Core ETF	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

48	Legg Mason Emerging Markets Diversified Core ETF

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason Emerging Markets Diversified Core ETF	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended the (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

50	Legg Mason Emerging Markets Diversified Core ETF

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2018:

Record date:	12/27/2017
Payable date:	12/29/2017
Ordinary income:
Qualified dividend income for individuals	51.68	%*
Foreign source income	67.21	%*
Foreign taxes paid per share	$0.076956
Long-term capital gain dividend	$0.332032
Qualified short-term capital gain dividend**	$0.115718

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

**	Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason Emerging Markets Diversified Core ETF	51

Legg Mason

Emerging Markets Diversified Core ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

*	Effective July 16, 2018, BNY became custodian and BNY Mellon became transfer agent.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

Transfer agent

BNY Mellon Investment Servicing

(US) Inc. (“BNY Mellon”)*

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Emerging Markets Diversified Core ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Legg Mason Emerging Markets Diversified Core ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Emerging Markets Diversified Core ETF . This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

ETF Index Disclaimers

The MSCI Emerging Markets Index (the “MSCI Index”) was used by QS Investors, LLC (“QS Investors”), the Fund’s subadviser, as the reference universe for selection of the component securities included in the QS DBI Emerging Markets Diversified Index (the “QS DBI Index” or the “Underlying Index”). MSCI Inc. does not in any way sponsor, support, promote or endorse the QS DBI Index or the Legg Mason Emerging Markets Diversified Core ETF (the “Fund”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the QS DBI Index. The MSCI Index was provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with MSCI Index, the QS DBI Index, or the Fund.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade marks or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade marks for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in this Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this Fund.

QS Investors does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and QS Investors shall not have any liability for any errors, omissions or interruptions therein. QS Investors makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index, trading based on the Underlying Index, or any data included therein, either in connection with the Fund or for any other use. QS Investors makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall QS Investors have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF323373 12/18 SR18-3505

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Dwight B. Crane as the Audit Committee’s financial experts. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last fiscal period ending October 31, 2017 and October 31, 2018 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $80,000 in October 31, 2017 and $140,000 in October 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2017 and $52,489 in October 31, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason ETF Investment Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,500 in October 31, 2017 and $0 in October 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2017 and $0 in October 31, 2018, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason ETF Investment Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2017 and October 31, 2018; Tax Fees were 100% and 100% for October 31, 2017 and October 31, 2018; and Other Fees were 100% and 100% for October 31, 2017 and October 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $160,000 in October 31, 2017 and $678,000 in October 31, 2018.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2018

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 27, 2018